Valley Forge Fund, Inc.

SUPPLEMENT DATED JANUARY 27, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

This Supplement updates certain information contained in the Valley Forge Fund’s Prospectus and Statement of Additional Information dated May 1, 2011.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling 1-800-869-1679.

The Valley Forge Fund’s Officers and Directors regrettably must inform the Shareholders that the founder of the Fund and its Advisor, the Valley Forge Management Corporation (VFMC), Mr. Bernard B. Klawans, passed away on December 3, 2011 after a long illness. Mr. Klawans will be sorely missed by his family, friends, and associates.

Mr. Klawans resigned from the Fund on April 26, 2011 due to health reasons, but continued to assist Mr. Craig T. Aronhalt (the majority owner of the VFMC since June of 2008) until Mr. Klawans’ death. Mr. Aronhalt, who has been primarily responsible for day-to-day management of the Fund since the beginning of 2011, will continue as the portfolio manager of the Fund.

Accordingly, the new Contact Information for the Fund is as follows:

Donald A. Peterson – President

3741 Worthington Road

Collegeville, PA 19426-3431

484-802-3007

1-855-833-6359

VFFund@verizon.net

WWW.ValleyForgeFund.com

and the new Contact Information for the VFMC is as follows:

Craig T. Aronhalt – President

13 Eavenson Way

Glen Mills, PA 19342

302-893-0773

caronhalt@comcast.net